UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2011 (November 14, 2011)
Crumbs Bake Shop, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 221-7105
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Effective November 14, 2011, Crumbs Bake Shop, Inc. (the “Company”), Crumbs Holdings LLC (“Crumbs”), the Company’s non-wholly owned subsidiary, and Julian R. Geiger entered into an Employment Agreement and Securities Grant Agreement, providing for Mr. Geiger’s employment as the President and Chief Executive Officer of the Company and Crumbs and the issuance of certain securities to him in connection therewith, as described in Item 5.02 hereof. Concurrent with the execution of such agreements, the Company and Mr. Geiger entered into the following agreement:
Registration Rights Agreement
As of November 14, 2011, the Company entered into a Registration Rights Agreement with Julian R. Geiger (the “Registration Rights Agreement”) pursuant to which Mr. Geiger will be entitled to certain registration rights for (i) any shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issued upon the exchange of any New Crumbs Class B Exchangeable Units (the “Class B Exchangeable Units”) of Crumbs, and, (ii) upon their issuance pursuant to the terms of the Securities Grant Agreement (as described in Item 5.02 hereof), any shares of Common Stock issued or issuable upon the exchange of any contingent Class B Exchangeable Units of Crumbs, held or beneficially owned by Mr. Geiger (collectively, the “Registrable Securities”) subject to certain limitations and to transfer restrictions as described below. Mr. Geiger may issue to the Company a written request on up to two occasions at any time beginning six months after the date of the Registration Rights Agreement that the Company effect the registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or any portion of the Registrable Securities held by him. In addition, the Registration Rights Agreement provides unlimited “piggyback” registration rights on registration statements.
The registration rights granted in the Registration Rights Agreement are subject to customary indemnification and contribution provisions, as well as customary restrictions such as minimums, blackout periods and, if a registration is for an underwritten offering, limitations on the number of shares to be included in the underwritten offering may be imposed by the managing underwriter. The Company will bear the expenses incurred in connection with the filing of any such registration statements, other than underwriting discounts and commissions attributable to the Registrable Securities being sold.
The above summary of the Registration Rights Agreement is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition
On November 14, 2011, the Company issued a press release reporting its financial results for the three months ended September 30, 2011. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
The Company notified the Nasdaq Stock Market LLC (“Nasdaq”) by letter dated November 14, 2011, that it had named Julian R. Geiger, an independent director, to the position of President and Chief Executive Officer. Upon becoming an executive officer of the Company, Mr. Geiger is no longer considered an independent director under Nasdaq Corporate Governance Rules. This change in Mr. Geiger’s status caused the Company to become noncompliant with Nasdaq Rule 5605(b)(1) which requires that the Company’s Board of Directors be comprised of a majority of independent directors. On November 15, 2011, Nasdaq issued a formal notice of noncompliance with the Continued Listing criteria in Rule 5810(b). Nasdaq notified the Company that it had until the earlier of the next annual shareholders’ meeting or November 14, 2012 to become compliant with such rule.

Concurrently with the Company’s notification, the Company also notified Nasdaq that its Board of Directors has adopted a plan to regain compliance with the Continued Listing requirements. This plan includes increasing the size of the Board from eight to nine persons, the identification and review of several potential nominees being considered by the Nominating and Governance Committee and the Board’s plan to appoint such additional independent director as soon as possible, but expected to be within the next 60 days.
The Company made a public announcement of its noncompliance by issuing a press release on November 14, 2011, disclosing its notification to Nasdaq as well as its plan to regain compliance. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
Item 3.02 Unregistered Sales of Equity Securities
In connection with the employment of Julian R. Geiger as President and Chief Executive Officer of the Company and Crumbs pursuant to the Employment Agreement and the Securities Grant Agreement, both as described in Item 5.02 hereof, Crumbs agreed to issue to Mr. Geiger 799,000 Class B Exchangeable Units and the Company agreed to issue 79,900 shares of the Company’s Series A Voting Preferred Stock, $0.0001 par value (the “Series A Preferred Stock”), subject to vesting. The Company and Crumbs also agreed to issue certain contingent securities, as described in Item 5.02 hereof. The securities were issued in a transaction exempt under Section 4(2) from the registration requirements of the Securities Act. The information set forth in Item 5.02 hereof in the sections entitled “Employment Agreement” and “Securities Grant Agreement” is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Principal Executive Officer
Effective November 14, 2011, the Board of Directors of the Company and the Board of Managers of Crumbs each appointed Julian R. Geiger to serve as President and Chief Executive Officer of the Company and of Crumbs, respectively, replacing Jason Bauer, a co-founder of Crumbs, who served in such capacities since the closing of the Company’s business transaction with Crumbs on May 5, 2011. Mr. Bauer will continue to serve as a director and as Senior Vice President of Business Development of the Company and Crumbs.
Julian R. Geiger, age 66, has served as a director of the Company and Crumbs since May 5, 2011 and in addition was appointed to serve as the President and Chief Executive Officer of the Company and Crumbs on November 14, 2011. He has been chairman of the board of directors of Aéropostale, Inc. (“Aéropostale”), a mall-based specialty retailer, since August 1998 and served as its chairman and chief executive officer from August 1998 to February 2010. In addition to currently serving as chairman of the board of Aéropostale, Mr. Geiger currently serves as a part-time advisor to that company. From 1996 to 1998, Mr. Geiger served as president and chief executive officer of Federated Specialty Stores, Inc., a division of Federated Department Stores, Inc., which included Aéropostale. Before joining Federated Specialty Stores, Inc., Mr. Geiger served as president of the Eagle Eye Kids wholesale and retail divisions of Asian American Partners from 1993 to 1996. Prior to that time, Mr. Geiger held a wide range of merchandising positions from 1975 to 1993 at R.H. Macy & Co., Inc., a department store holding company, including president of merchandising for Macy’s East. Mr. Geiger received his BA in History from Columbia College and his MBA from the Columbia Graduate School of Business Administration. Mr. Geiger serves on the Company’s Board of Directors as a designee of the holders of the Series A Preferred Stock.

On November 14, 2011, Mr. Geiger resigned as a member of the Compensation Committee of the Company’s Board of Directors effective immediately.
The Company issued a press release dated November 14, 2011 announcing Mr. Geiger’s appointment as President and Chief Executive Officer of the Company and Crumbs as described under this Item 5.02. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Employment Agreement
On November 14, 2011, the Company and Crumbs entered into an employment agreement with Julian R. Geiger (the “Geiger Employment Agreement”) pursuant to which Mr. Geiger will serve as President and Chief Executive Officer of the Company and Crumbs commencing November 14, 2011 (the “Effective Date”) and continuing through December 31, 2013.
Pursuant to the Geiger Employment Agreement, Mr. Geiger shall receive no salary nor participate in any bonus plan of the Company or Crumbs that may be in effect during the term of the agreement. Mr. Geiger will serve on a part time basis until February 6, 2012. The Company and Crumbs agreed that promptly following execution of the Geiger Employment Agreement, Crumbs shall grant to him 799,000 Class B Exchangeable Units and the Company shall grant to him 79,900 shares of Series A Preferred Stock, subject to the following vesting provisions:
•	50% of the 799,000 Class B Exchangeable Units and of the 79,900 shares of the Series A Preferred Stock shall vest as of the Effective Date (such securities, the “First Tranche”);
•	the remaining 50% of the 799,000 Class B Exchangeable Units and of the 79,900 shares of Series A Preferred Stock shall vest on the one-year anniversary of the Effective Date (such securities, the “Second Tranche”);
•	upon the termination of Mr. Geiger’s employment by the Company or Crumbs without “Cause” or by Mr. Geiger for “Good Reason” (as each such term is defined therein) prior to the one-year anniversary of the Effective Date, the Second Tranche shall immediately become fully vested;
•	upon the termination of Mr. Geiger’s employment with the Company and Crumbs as a result of his death or “Disability” (as defined therein) prior to the one-year anniversary of the Effective Date, a portion of the Second Tranche shall immediately become vested (determined by multiplying the amount of the applicable securities in the Second Tranche by a fraction, the numerator of which is the number of days from the Effective Date through the date of the termination and the denominator of which is 365); and
•	The Second Tranche shall immediately become fully vested upon a “Change of Control” (as defined therein) prior to the one-year anniversary of the Effective Date.
Concurrent with the execution of the Geiger Employment Agreement, EHL Holdings LLC (“EHL”) and Bauer Holdings, Inc. (formerly Crumbs, Inc.) (“Bauer Holdings”) agreed to forfeit an aggregate of 799,000 Class B Exchangeable Units and 79,900 Series A Preferred Stock as described below in the section entitled “Acknowledgement Agreements.”
In addition, pursuant to the Geiger Employment Agreement Mr. Geiger shall be eligible to receive up to an additional 901,000 Class B Exchangeable Units from Crumbs and 90,100 shares of Series A Preferred Stock from the Company (collectively, the “Contingent Securities”) pursuant to the terms and conditions of a Securities Grant Agreement (as defined and described below), but subject to the terms and conditions of the Business Combination Agreement dated as of January 9, 2011, as amended on each of February 18, 2011, March 17, 2011 and April 7, 2011, in each case by and among the Company, 57th Street Merger Sub LLC, Crumbs, the members of Crumbs immediately prior to May 5, 2011, and their representatives, as set forth on the signature pages thereto (the “Business Combination Agreement”). The grant of the Contingent Securities survives the termination of the Geiger Employment Agreement.

For purposes of the Geiger Employment Agreement, “Cause” generally means
(i)	gross negligence or willful misconduct in the performance of duties;

(ii)	conviction of a fraud, felony or crime of moral turpitude;
(iii)	willful failure to follow instructions of the Board, which instructions are material, legal and not inconsistent with the duties assigned under the Geiger Employment Agreement, and which failure is not cured after written notice, if curable; or
(iv)	any breach of any of the material terms of the agreement that is not timely cured upon written notice (if curable).
For purposes of the Geiger Employment Agreement, “Good Reason” generally means
(i)	any breach of any of the material terms thereof by the Company or Crumbs (individually or jointly);
(ii)	without Mr. Geiger’s consent, a material reduction in the authorities, powers, functions and/or duties attached to his position;
(iii)	without Mr. Geiger’s consent, relocation of the principal location of Mr. Geiger’s employment to a location more than 25 miles from its current location;
(iv)	Mr. Geiger is removed from or not re-elected to the Board or the office of Chief Executive Officer of the Company and Crumbs (individually or jointly); or

(v)	a Change of Control (as defined therein).
For purposes of the agreement, a “Change of Control” generally means either
(i)	the acquisition by any person (as defined by the Securities Exchange Act of 1934, as amended) of beneficial ownership or entity of securities of the Company representing 50% (or more) of the total voting power of all of the Company’s then outstanding voting securities;
(ii)	a merger or consolidation of the Company in which the Company’s voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities (owned by stockholders in substantially the same proportions as their ownership immediately prior to such merger or consolidation) that represent, a majority of the voting power of all of the voting securities of the surviving entity immediately after the merger or consolidation;
(iii)	a sale of substantially all of the assets of the Company or Crumbs or a liquidation or dissolution of the Company; or
(iv)	individuals, who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, that any individual who becomes a director of the Company subsequent to the Effective Date as a designee of the holders of the Company’s Series A Preferred Stock or whose election or nomination for election by the Company’s stockholders was approved by the vote of at least a majority of the directors then in office will be deemed a member of the Incumbent Board.

The Geiger Employment Agreement also includes provisions whereby Mr. Geiger is obligated, subject to certain exceptions, to keep the Company’s and Crumbs’ proprietary and confidential information secret. The Geiger Employment Agreement also provides that the Company and Crumbs will, to the fullest extent permitted by the laws of Delaware, indemnify Mr. Geiger from, and provide to him a right of contribution for and against any loss or action arising out of the discharging of his duties under the agreement unless due to his willful misconduct or conviction of a fraud, felony or crime of moral turpitude in accordance with the terms and conditions of the Indemnification Agreement entered into as of November 14, 2011, by and among the Company, Crumbs and Julian R. Geiger, a copy of which Indemnification Agreement has been filed herewith as Exhibit 10.7.
The above summary of the Geiger Employment Agreement is qualified in its entirety by reference to the complete text of the Geiger Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Securities Grant Agreement
On November 14, 2011, the Company, Crumbs and Julian R. Geiger entered into a Securities Grant Agreement (the “Securities Grant Agreement”) pursuant to which Mr. Geiger was issued as of the date thereof (i) the 799,000 Class B Exchangeable Units by Crumbs and (ii) 79,900 shares of Series A Preferred Stock by the Company, subject to vesting as described below. Mr. Geiger may also be issued up to 901,000 Class B Exchangeable Units by Crumbs and up to 90,100 shares of Series A Preferred Stock by the Company (together, the “Contingent Securities”), subject to the achievement of certain performance targets as follows: Solely in the event that any portion of the Contingency Consideration (as defined in the Business Combination Agreement) becomes issuable pursuant to the Business Combination Agreement, Mr. Geiger shall be entitled to the Contingent Securities as follows, subject to adjustment:
(i)	300,333.3 Class B Exchangeable Units and 30,033.3 shares of Series A Preferred Stock in the event that the First Stock Target (as defined in the Business Combination Agreement) has been achieved; and/or
(ii)	300,333.3 Class B Exchangeable Units and 30,033.3 shares of Series A Preferred Stock in the event that the Second Stock Target (as defined in the Business Combination Agreement) has been achieved; and/or
(iii)	300,333.3 Class B Exchangeable Units and 30,033.3 shares of Series A Preferred Stock in the event that the Third Stock Target (as defined in the Business Combination Agreement) has been achieved; and/or
(iv)	to the extent that not all of the foregoing Stock Targets have been achieved, 450,500 Class B Exchangeable Units and 45,050 shares of Series A Voting Preferred Stock in the event that the 2013 EBITDA Target (as defined in the Business Combination Agreement) has been achieved; and/or
(v)	to the extent that not all of the foregoing Stock Targets have been achieved, 450,500 Class B Exchangeable Units and 45,050 shares of Series A Voting Preferred Stock in the event that the 2014 EBITDA Target (as defined in the Business Combination Agreement) has been achieved; and/or
(vi)	any remaining Contingency Securities not otherwise achieved up to the entirety of the 901,000 Class B Units and 90,100 shares of Series A Preferred Stock comprising the Contingent Securities in the event that the 2015 EBITDA Target (as defined in the Business Combination Agreement) has been achieved.
Pursuant to the Securities Grant Agreement Mr. Geiger has agreed that the Class B Exchangeable Units and Series A Preferred Stock, including the Contingent Securities in the event of issuance, shall not be sold, transferred, pledged, borrowed or otherwise disposed of for a period of one year commencing on November 14, 2011, except to immediate family members and certain other permitted transferees.

The above summary of the Securities Grant Agreement is qualified in its entirety by reference to the full text of the Securities Grant Agreement attached as Exhibit 10.5 hereto and incorporated herein by reference.
Concurrent with the execution of the Securities Grant Agreement, the Company, Crumbs and Julian R. Geiger entered into an Accession Agreement to the Third Amended and Restated Limited Liability Company Agreement of Crumbs; an Accession Agreement to the Exchange and Support Agreement, dated as of May 5, 2011, by and among the Company, Crumbs, Bauer Holdings, Jason Bauer, Mia Bauer, Victor Bauer, EHL and John D. Ireland; and a Joinder Agreement to the Tax Receivable Agreement, dated as of May 5, 2011, by and among the Company., Crumbs, Bauer Holdings, Jason Bauer, Mia Bauer, Victor Bauer, EHL and John D. Ireland; copies of which Third Amended and Restated Limited Liability Company Agreement, Exchange and Support Agreement and Tax Receivable Agreement are filed as Exhibits 10.1, 10.20 and 10.25 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2011.
The Company issued a press release dated November 14, 2011 announcing Mr. Geiger’s appointment as President and Chief Executive Officer of the Company and Crumbs as described herein. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Amended and Restated Employment Agreements
On November 14, 2011, the Company, Crumbs and Jason Bauer entered into an amended and restated employment agreement dated November 14, 2011 (the “Amended Jason Bauer Employment Agreement”), replacing the Employment Agreement among the Company, Crumbs and Jason Bauer dated May 5, 2011 (the “Original Jason Bauer Employment Agreement”). Pursuant to the Amended Jason Bauer Employment Agreement, Jason Bauer will be employed as Senior Vice President of Business Development of the Company and Crumbs, with the additional title of Founder of Crumbs, for a term commencing November 14, 2011 and ending on December 31, 2013. Mr. Bauer is entitled thereunder to a base salary commencing on November 14, 2011 of $300,000 per annum, and an additional salary in an amount up to $30,000 for his aid during the transition period between the Effective Date and February 6, 2012, as determined by the Company’s Chief Executive Officer. Mr. Bauer is entitled to an automobile perquisite up to an amount of $1,300 per month. In the event Jason Bauer’s employment is terminated without “Cause” (as defined therein) he will be entitled to a lump sum payment equal to his base salary for the lesser of 9 months or the number of months remaining in the term.
On November 14, 2011, the Company, Crumbs and Mia Bauer entered into an amended and restated employment agreement dated November 14, 2011 (the “Amended Mia Bauer Employment Agreement”), replacing the Employment Agreement among the Company, Crumbs and Mia Bauer dated May 5, 2011 (the “Original Mia Bauer Employment Agreement”). Pursuant to the Amended Mia Bauer Employment Agreement, Mia Bauer will be employed as Vice President and Creative Director of the Company and Crumbs for a term commencing November 14, 2011 and ending on December 31, 2013. Mia Bauer is entitled thereunder to a base salary commencing November 14, 2011 of $150,000 per annum. In the event Mia Bauer’s employment is terminated without “Cause” (as defined therein) she will be entitled to a lump sum payment equal to her base salary for the lesser of six months or the number of months remaining in the term.

“Cause” is defined in each of the Amended Jason Bauer Employment Agreement and Amended Mia Bauer Employment Agreement as follows:
(i)	the willful failure, neglect or refusal to perform duties under their respective agreements, or to follow the lawful instructions of the Chief Executive Officer, which has not been timely cured (if curable) after notice;
(ii)	the commission of any act of fraud or embezzlement against the Company;
(iii)	any breach of any of the material terms of their respective agreements, if not timely cured (if curable) after notice;
(iv)	the conviction of (or pleading guilty or nolo contendere to) any felony; or
(v)	alcohol or other substance abuse which, in the reasonable discretion of the Chief Executive Officer, materially adversely affects the performance of duties and responsibilities.
Other than as set forth above, the material terms of the Original Jason Bauer Employment Agreement and the Original Mia Bauer Employment Agreement remain unchanged. The description of the material terms of the Original Jason Bauer Employment Agreement and Original Mia Bauer Employment Agreement are set forth in the Company’s definitive proxy statement filed with the SEC on September 16, 2011, which description is incorporated herein by this reference.
The above summaries of the Amended Jason Bauer Employment Agreement and the Amended Mia Bauer Employment Agreement are qualified in their entirety by reference to the text of the Amended Jason Bauer Employment Agreement and the Amended Mia Bauer Employment Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.
Letter Agreement with John D. Ireland
The Company, Crumbs and John D. Ireland entered into a letter agreement dated November 14, 2011 (the “Letter Agreement”) to amend the base salary and title set forth in the Employment Agreement between the Company, Crumbs and John D. Ireland dated May 5, 2011 (the “Original Ireland Employment Agreement”), pursuant to which Mr. Ireland shall be employed by each of the Company and Crumbs as its Chief Financial Officer and Senior Vice-President and in connection therewith, shall be entitled to, among others things, an annual salary of $225,000 commencing November 14, 2011. The balance of the terms of the Original Ireland Employment Agreement remain unchanged.
The above summary of the Letter Agreement is qualified in its entirety by reference to the complete text of the Letter Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.
Acknowledgement Agreements
Concurrent with the execution of each of the Amended Jason Bauer Employment Agreement, the Amended Mia Bauer Employment Agreement and the Letter Agreement, and in order to induce the Company and Crumbs to enter into the same, each of Jason Bauer, Mia Bauer and John D. Ireland executed Acknowledgements and Waivers dated as of November 14, 2011, approving the amendment or amendment and restatement, as applicable, of the terms of his or her employment, including any material or adverse change therein and waiving certain remedies or entitlements under their respective original agreements. Mr. Bauer’s Acknowledgment and Waiver also approved the Company’s and Crumbs’ entry into the Geiger Employment Agreement whereby Mr. Geiger would perform the duties of President and Chief Executive Officer of the Company and Crumbs. Mr. Ireland’s Acknowledgement and Waiver also provided that the parties will in good faith negotiate an amended and restated employment agreement as soon as reasonably practicable following the date thereof.

On November 14, 2011, EHL, an entity controlled by Edwin Lewis, the Company’s and Crumbs’ Chairman of the Board, entered into an Acknowledgement of Forfeiture of Securities (the “EHL Acknowledgement”) in order to induce the Company, Crumbs and Mr. Geiger to enter into the Geiger Employment Agreement, providing for the cancellation, effective upon the entry into the Geiger Employment Agreement of the following securities: (i) 164,500 Class B Exchangeable Units and (ii) 16,450 shares of Series A Preferred Stock. In addition pursuant to the EHL Acknowledgement, EHL irrevocably forfeited the right to receive only such amount of its Contingency Consideration (as defined in the Business Combination Agreement) equal to approximately 20.6% of the amount of the Contingent Securities (as defined in the Securities Grant Agreement) then issuable to Mr. Geiger.
On November 14, 2011, Bauer Holdings, an entity affiliated with Jason Bauer, an executive officer and director of the Company and Crumbs, and Mia Bauer, an executive officer of the Company and Crumbs, entered into an Acknowledgement of Forfeiture of Securities (the “Bauer Holdings Acknowledgement”) in order to induce the Company, Crumbs and Mr. Geiger to enter into the Geiger Employment Agreement, providing for the cancellation, effective upon the entry into the Geiger Employment Agreement of the following securities: (i) 634,500 Class B Exchangeable Units and (ii) 63,450 shares of Series A Preferred Stock. In addition pursuant to the Bauer Holdings Acknowledgement, Bauer Holdings irrevocably forfeited the right to receive only such amount of its Contingency Consideration (as defined in the Business Combination Agreement) equal to approximately 79.4% of the amount of the Contingent Securities (as defined in the Securities Grant Agreement) then issuable to Mr. Geiger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 14, 2011, the Company filed with the Secretary of State of the State of Delaware a Certificate of Increase of Series A Voting Preferred Stock (the “Certificate of Increase”) as approved by the Company’s Board of Directors. The Certificate of Increase was filed to increase the number of shares of Series A Preferred Stock from 917,000 shares to 975,000 shares in order to effectuate the issuance of the Series A Preferred Stock to Julian R. Geiger pursuant to the Securities Grant Agreement and Geiger Employment Agreement as described in Item 5.02 hereof. The Certificate of Increase was effective immediately upon filing.
A copy of the Certificate of Increase of Series A Voting Preferred Stock of Crumbs Bake Shop, Inc. is attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit
Number		Description
3.1		Certificate of Correction to the Third Amended and Restated Certificate of Incorporation of Crumbs Bake Shop, Inc.
3.2		Certificate of Increase of Series A Voting Preferred Stock of Crumbs Bake Shop, Inc.
10.1	*	Employment Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Julian R. Geiger dated November 14, 2011.
10.2	*	Amended and Restated Employment Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Jason Bauer dated November 14, 2011.
10.3	*	Amended and Restated Employment Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Mia Bauer dated November 14, 2011.
10.4	*	Letter Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and John D. Ireland dated November 14, 2011.
10.5	*	Securities Grant Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Julian R. Geiger dated November 14, 2011.
10.6		Registration Rights Agreement between Crumbs Bake Shop, Inc. and Julian R. Geiger dated November 14, 2011.
10.7	*	Indemnification Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Julian R. Geiger dated November 14, 2011.
99.1		Press Release dated November 14, 2011.
99.2		Press Release dated November 14, 2011.

*	Indicates a management contract or compensatory plan required to be filed as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 16, 2011	CRUMBS BAKE SHOP, INC.
	By:	/s/ John D. Ireland
		Name:	John D. Ireland
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number		Description
3.1		Certificate of Correction to the Third Amended and Restated Certificate of Incorporation of Crumbs Bake Shop, Inc.
3.2		Certificate of Increase of Series A Voting Preferred Stock of Crumbs Bake Shop, Inc.
10.1	*	Employment Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Julian R. Geiger dated November 14, 2011.
10.2	*	Amended and Restated Employment Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Jason Bauer dated November 14, 2011.
10.3	*	Amended and Restated Employment Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Mia Bauer dated November 14, 2011.
10.4	*	Letter Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and John D. Ireland dated November 14, 2011.
10.5	*	Securities Grant Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Julian R. Geiger dated November 14, 2011.
10.6		Registration Rights Agreement between Crumbs Bake Shop, Inc. and Julian R. Geiger dated November 14, 2011.
10.7	*	Indemnification Agreement among Crumbs Bake Shop, Inc., Crumbs Holdings LLC and Julian R. Geiger dated November 14, 2011.
99.1		Press Release dated November 14, 2011.
99.2		Press Release dated November 14, 2011.

*	Indicates a management contract or compensatory plan required to be filed as an exhibit.